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                                                                   EXHIBIT 10.27

                               FIRST AMENDMENT TO
                AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT

     THIS FIRST AMENDMENT TO AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT (this "Amendment"), dated as of November 30, 1998, is entered into between CONGRESS FINANCIAL CORPORATION (WESTERN), a California corporation ("Lender"), on the one hand, and WHEREHOUSE ENTERTAINMENT, INC., a Delaware corporation, WHEREHOUSE.COM, INC., a California corporation, WHEREHOUSE SUBSIDIARY I CO., INC., a Delaware corporation, WHEREHOUSE SUBSIDIARY II CO., INC., a California corporation, and WHEREHOUSE SUBSIDIARY III CO., INC., a Delaware corporation (collectively, "Borrower"), on the other.

                                    RECITAL

     A. Borrower and Lender have previously entered into that certain Amended and Restated Loan and Security Agreement dated as of October 26, 1998 (the "Loan Agreement"), pursuant to which Lender has made certain loans and financial accommodations available to Borrower. Terms used herein without definition shall have the meanings ascribed to them in the Loan Agreement.

     B. Borrower and Lender wish to amend the Loan Agreement on the terms and conditions set forth in this Amendment. Borrower is entering into this Amendment with the understanding and agreement that, except as specifically provided herein, none of Lender's rights or remedies as set forth in the Loan Agreement is being waived or modified by the terms of this Amendment.

     NOW, THEREFORE, in consideration of the foregoing and the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

     1. Amendment to Credit Facilities Provision. Section 2.1(a) of the Loan Agreement is hereby amended in its entirety to read as follows:

          "(a) Subject to, and upon the terms and conditions contained herein, Lender agrees to make Revolving Loans (the "Tranche A Line") to Borrower from time to time in amounts requested by Borrower up to the lesser of One Hundred Fifty-five Million Dollars ($155,000,000) or an amount equal to:

               (1) The lesser of: (A) the sum of (i) sixty-two percent (62%) (sixty-five percent (65%) during the Seasonal Period) of the Value of WEI Eligible Inventory, plus (ii) fifty-seven percent (57%) (sixty percent (60%) during the Seasonal Period) of the Value of Operating Subsidiary Eligible
Active Inventory, plus (iii) ten percent (10%) of the Value of Operating Subsidiary Eligible Return Inventory up to a maximum of Two Million Dollars ($2,000,000), or (B) the product of ninety percent (90%) of the Net Recovery Cost Percentage multiplied by the cost of Eligible Inventory,
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provided that the amount advanced with respect to Operating Subsidiary Eligible
Return Inventory shall not exceed Two Million Dollars ($2,000,000), minus

                  (2) the then undrawn amounts of outstanding Letter of Credit Accommodations, minus

                  (3)  any Availability Reserves.


The Revolving Loans made under Section 2.1(a) shall together be referred to as the "Tranche A Loans"."

     2. Effectiveness of this Amendment. Lender must have received the following items, in form and content acceptable to Lender, before this Amendment is effective and before Lender is required to extend any credit to Borrower as provided for by this Amendment.

          (a) Amendment. This Amendment fully executed in a sufficient number of counterparts for distribution to Lender and Borrower;

          (b) Authorizations. Evidence that the execution, delivery and performance by Borrower and each guarantor or subordinating creditor of this Amendment and any instrument or agreement required under this Amendment have been duly authorized;

          (c) Representations and Warranties. The representations and warranties set forth in the Loan Agreement must be true and correct; and

          (d) Consents. Counterparts of the Consent appended hereto (the "Consent") executed on behalf of each of Wherehouse Holding I Co., Inc., a Delaware corporation and Wherehouse Holding II Co., Inc., a Delaware corporation ("Guarantors", and together with Borrower, each a "Loan Party" and collectively the "Loan Parties").

     3. Representations and Warranties. Borrower represents and warrants as follows:

          (a) Authority. Each Loan Party has the requisite corporate power and authority to execute and deliver this Amendment or the Consent, as applicable, and to perform its obligations hereunder and under the Financing Agreements (as amended or modified hereby) to which it is a party. The execution, delivery and performance by Borrower of this Amendment and by each other Loan Party of the Consent, and the performance by each Loan Party of each Financing Agreement (as amended or modified hereby) to which it is a party have been duly approved by all necessary corporate action of such Loan Party and no other corporate proceedings on the part of such Loan Party are necessary to consummate such transactions.

          (b) Enforceability. This Amendment has been duly executed and delivered by Borrower. The Consent has been duly executed and delivered by each Guarantor. This Amendment and each Financing Agreement (as amended or modified hereby) is the legal, valid and binding obligation of each Loan Party hereto or thereto, enforceable against such Loan Party in accordance with its terms, and is in full force and effect.

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          (c)  Representations and Warranties. The representations and warranties contained in each Financing Agreement (other than any such representations or warranties that, by their terms, are specifically made as of a date other than the date hereof) are correct on and as of the date hereof as though made on and as of the date hereof.

          (d) No Default. No event has occurred and is continuing that constitutes an Event of Default.

     4. Choice of Law. The validity of this Amendment, its construction, interpretation and enforcement, the rights of the parties hereunder, shall be determined under, governed by, and construed in accordance with the internal laws of the State of California governing contracts only to be performed in that State.

     5. Counterparts. This Amendment may be executed in any number of counterparts and by different parties and separate counterparts, each of which when so executed and delivered, shall be deemed an original, and all of which, when taken together, shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment or the Consent by telefacsimile shall be effective as delivery of a manually executed counterpart of this Amendment or the Consent.

     6.   Reference to and Effect on the Financing Agreements.

          (a) Upon and after the effectiveness of this Amendment, each reference in the Loan Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Loan Agreement, and each reference in the other Financing Agreements to "the Loan Agreement", "thereof" or words of like import referring to the Loan Agreement, shall mean and be a reference to the Loan Agreement as modified and amended hereby.

          (b) Except as specifically amended above, the Loan Agreement and all other Financing Agreements, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed and shall constitute the legal, valid, binding and enforceable obligations of Borrower to Lender.

          (c)  The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of Lender under any of the Financing Agreements, nor constitute a waiver of any provision of any of the Financing
     Agreements.
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     IN WITNESS WHEREOF, the parties have entered into this Amendment as of the date first above written.

                                       "LENDER"

                                       CONGRESS FINANCIAL CORPORATION
                                       (WESTERN)



                                       By:  /s/ KELLY WU
                                          --------------------------------
                                          Name:  Kelly Wu
                                          Title: Assistant Vice President



                                       "BORROWER"

                                       WHEREHOUSE ENTERTAINMENT, INC.



                                       By:  /s/ R.S. KELLEHER
                                          --------------------------------
                                          Name:  R.S. Kelleher
                                          Title: Chief Financial Officer



                                       WHEREHOUSE.COM, INC.



                                       By:  /s/ R.S. KELLEHER
                                          --------------------------------
                                          Name:  R.S. Kelleher
                                          Title: Chief Financial Officer




                                       WHEREHOUSE SUBSIDIARY I CO., INC.



                                       By:  /s/ R.S. KELLEHER
                                          --------------------------------
                                          Name:  R.S. Kelleher
                                          Title: Chief Financial Officer
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                                            WHEREHOUSE SUBSIDIARY II CO., INC.


                                            By:   /s/ R. S. Kelleher
                                               ------------------------------
                                               Name:  R. S. Kelleher
                                               Title: Chief Financial Officer


                                            WHEREHOUSE SUBSIDIARY III CO., INC.


                                            By:   /s/ R. S. Kelleher
                                               ------------------------------
                                               Name:  R. S. Kelleher
                                               Title: Chief Financial Officer

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                                    CONSENT

                         Dated as of November 30, 1998

     The undersigned, as Guarantors under their respective Guarantee, each dated as of October 26, 1998 (as such terms are defined in and under the Loan Agreement referred to in the foregoing Amendment), each hereby consents and agrees to said Amendment and hereby confirms and agrees that its respective Guarantee is, and shall continue to be in, in full force and effect and is hereby ratified and confirmed in all respects except that, upon the effectiveness of, and on and after the date of said Amendment, each reference in each such Guarantor's Guarantee to the "Loan Agreement", "thereunder", "thereof" or words of like import referring to the Loan Agreement, shall mean and be a reference to the Loan Agreement as amended or modified by the said Amendment.

                                        WHEREHOUSE HOLDING I CO., INC.


                                        By:  /s/ R.S. KELLEHER
                                             --------------------------------
                                        Name: R.S. Kelleher
                                        Title: Chief Financial Officer


                                        WHEREHOUSE HOLDING II CO., INC.


                                        By:  /s/ R.S. KELLEHER
                                             --------------------------------
                                        Name: R.S. Kelleher
                                        Title: Chief Financial Officer